UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 12, 2010 Date of Report (Date of earliest event reported)

THE GYMBOREE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	94-2615258
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Howard Street, San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 278-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD.

The Gymboree Corporation’s (the “Company’s”) broadcast of the discussion of third quarter 2010 earnings results will be available to interested parties at 5:00 a.m. PT (8:00 a.m. ET) on Monday, November 15, 2010.  This is one hour earlier than previously announced.

To listen to the broadcast over the Internet, please log on to www.gymboree.com, click on “Our Company” at the bottom of the page, go to “Investor and Media Relations” and then “Conference Calls, Webcasts & Presentations.”  The call will be available through midnight ET, Monday, November 22, 2010, at 800-642-1687.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION

Dated: November 12, 2010	By:	/s/ Jeffrey P. Harris
Name: Jeffrey P. Harris
Title: Chief Financial Officer